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                                                                    EXHIBIT 99.1

                  FORM OF CERTIFICATION PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Quarterly Report of America's Car-Mart, Inc. (the "Company") on Form 10-Q for the quarterly period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Tilman J. Falgout, III, Chief Executive Officer of the Company, and Mark D. Slusser, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By:      /s/ Tilman J. Falgout, III
         ---------------------------------------------
         Tilman J. Falgout, III
         Chief Executive Officer
         March 6, 2003



By:      /s/ Mark D. Slusser
         ---------------------------------------------
         Mark D. Slusser
         Chief Financial Officer, Vice President Finance and Secretary March 6, 2003



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